Exhibit 10.2(d)
EXECUTION COPY
WAIVER NO. 4
     THIS WAIVER NO. 4 is being executed and delivered as of May 31, 2006, by and among Chicago Bridge and Iron Company N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), certain Subsidiaries party thereto as Borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as Administrative Agent (the “Administrative Agent”) under the hereinafter identified and defined Credit Agreement and the lenders party to said Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent are currently party to that certain Amended and Restated Credit Agreement dated as of May 12, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Borrowers have requested the Lenders and the Administrative Agent to waive certain provisions of the Credit Agreement in certain respects;
     WHEREAS, the Lenders and the Agent have agreed to waive certain provisions of the Credit Agreement on the terms and conditions set forth in Section 1 hereof.
     NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers and the Lenders, such parties hereby agree as follows:
CH1 3520229v.4
     1. Waiver. The Borrowers have informed the Lenders that Defaults or Unmatured Defaults have occurred and are continuing, or are about to occur, under Sections 7.1(A)(i)(a), 7.1(A)(ii), 7.1(A)(iii), 7.1(A)(iv), 8.1(B) and 8.1(C) of the Credit Agreement as a result of the Company’s failure to timely (a) file with the Commission its financial results and related documents for the third and fourth quarters of its 2005 fiscal year, for its 2005 fiscal year and for the first quarter of its 2006 fiscal year and (b) deliver to the Administrative Agent and the Lenders the financial reports (including without limitation the plan and forecast) and related documents required under the Credit Agreement for or during such periods (collectively, the “Specified Defaults”). In accordance with the provisions of Section 9.2(i) of the Credit Agreement, the Borrowers have requested that, subject to the terms hereof, the Required Lenders waive the Specified Defaults and waive the application of the default rate of interest provided under Section 2.10 of the Credit Agreement. The Required Lenders hereby agree to such limited waiver and furthermore agree that, solely during the period commencing on November 14, 2005 and ending at the end of the Waiver Period (as defined below) and notwithstanding anything contained in Sections 2.1(A), 2.2(A), 3.2, 3.4, 3.5(A) and other applicable Sections of the Credit Agreement to the contrary, (x) Section 5.3(B) of the Credit Agreement shall not be deemed to apply to the representations and warranties contained in Sections 6.4 and 6.10 of the Credit Agreement insofar as such Sections relate to the Company’s internally prepared financial statements (and related statements, reports, certificates and documents) for its four fiscal quarter period ending December 31, 2005, which have been delivered to the Lenders in connection with the prior Waivers and the draft September 30, 2005 Form 10-Q and the draft December 31, 2005 Form 10-K which are being delivered to the Lenders in connection with this Waiver (collectively, the “Unaudited Statements”) and the financial information (and related statements, reports, certificates and documents) which the Company has delivered to the Lenders on or prior to December 31, 2005 and which the Company is currently in the process of investigating as disclosed to the Lenders, (y) the last sentence of Section 5.3 of the Credit Agreement shall not be applicable and (z) the Company and the Administrative Agent may agree to such modifications to the forms (as set forth in the applicable Exhibits to the Credit Agreement) of Borrowing/Election Notice, request for the issuance of a Letter of Credit and compliance certificate as are reasonably deemed appropriate by the Company and the Administrative Agent to give effect to the foregoing clauses (x) and (y); provided that this waiver shall (i) only remain in effect during the period (the “Waiver Period”) commencing on the date hereof and expiring on the earlier of (a) the occurrence of any Default or Unmatured Default other than one of the Specified Defaults and (b) the Waiver Expiration Date and (ii) be subject to the receipt by the Administrative Agent of evidence satisfactory to it that the requisite number of noteholders party to the Note Purchase Agreement have duly executed and delivered an agreement to substantially the same effect as this waiver agreement such that no default, event of default or unmatured default would exist under the Note Purchase Agreement during the Waiver Period. As used herein, “Waiver Expiration Date” means (a) September 30, 2006 with respect to the “plan and forecast” described in Section 7.1(A)(iv) of the Credit Agreement and (b) June 16, 2006 with respect to all other financial statements and reports required under the Credit Agreement. Furthermore, the parties hereto agree that from and after the date hereof until the earlier of the end of the Waiver Period and the date of delivery to the Administrative Agent and the Lenders of the financial statements which are the subject of the Specified Defaults, for purposes of calculating the Applicable Floating Rate Margin, Applicable Eurodollar Margin, Applicable L/C Fee Percentage and Applicable Commitment Fee Percentage under Section 2.14(D)(ii), the Leverage Ratio shall be determined based upon the Unaudited Statements.
     Pursuant to the provisions of Section 9.3 of the Credit Agreement, (a) no delay or omission of the Lenders or the Administrative Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or Unmatured Default or an acquiescence therein, and the making of a Loan or the issuance of a Letter of Credit notwithstanding the existence of a Default or the inability of the Company or any other Borrower to satisfy the conditions precedent to such Loan or issuance of such Letter of Credit shall not constitute any waiver or acquiescence and (b) any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the requisite number of Lenders required pursuant to Section 9.2, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law as a result of the Specified Defaults are hereby reserved on behalf of the Administrative Agent and the Lenders following the Waiver Period.

     2. Conditions of Effectiveness. This Waiver shall be deemed to have become effective as of the date hereof, but such effectiveness shall be subject to the following conditions: (a) the Administrative Agent shall have received (i) executed counterparts of this Waiver duly executed and delivered by the Company, the Subsidiary Borrowers and the Required Lenders and executed counterparts of the Reaffirmation attached hereto duly executed and delivered by the Subsidiary Guarantors and (ii) the Unaudited Statements and (b) the Company shall have paid to the Administrative Agent, for the benefit of each Lender which has delivered to the Administrative Agent or the Administrative Agent’s counsel its executed signature page hereto by such time as is required by the Administrative Agent, an amendment fee for each such consenting Lender.
     3. Representation and Warranties. Each Borrower hereby represents and warrants that, other than in connection with the Specified Defaults, (i) all of the representations and warranties contained in Article VI of the Credit Agreement are true and correct and (ii) no Default or Unmatured Default is in effect.
     5. No Implicit Waiver. Except as expressly set forth herein in connection with the Specified Defaults, (i) the execution, delivery and effectiveness of this Waiver shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement shall remain in full force and effect in accordance with their original terms.
     6. GOVERNING LAW. THE ADMINISTRATIVE AGENT ACCEPTS THIS WAIVER NO. 4, ON BEHALF OF ITSELF AND THE LENDERS, AT CHICAGO, ILLINOIS BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS WAIVER, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING §735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Waiver No. 4 has been duly executed as of the day and year first above written.

CHICAGO BRIDGE & IRON COMPANY N.V., as the Company
By:	/s/ Philip K. Asherman
	Name:	Philip K. Asherman
	Title:	Authorized Signer

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CB&I CONSTRUCTORS, INC., as a Subsidiary Borrower
By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Vice President and Treasurer

CBI SERVICES, INC., as a Subsidiary Borrower
By:	/s/ Terrence G. Browne
	Name:	Terrence G. Browne
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (DELAWARE), as a Subsidiary Borrower
By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Vice President and Treasurer

CB&I TYLER COMPANY, as a Subsidiary Borrower
By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY B.V., as a Subsidiary Borrower
By:	/s/ Philip K. Asherman
	Name:	Philip K. Asherman
	Title:	Managing Director

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA), as Administrative Agent and as a Lender
By:	/s/ H. David Jones
	Name:	H. David Jones
	Title:	Vice President

BANK OF AMERICA, N.A., as Syndication Agent and as a Lender
By:	/s/ Patrick Martin
	Name:	Patrick Martin
	Title:	Vice President

BANK OF MONTREAL, as a Documentation Agent and as a Lender
By:	/s/ Joann Holman
	Name:	Joann Holman
	Title:	Director

WELLS FARGO BANK, N.A., as a Documentation Agent and as a Lender
By:	/s/ Brad S. Thompson
	Name:	Brad S. Thompson
	Title:	Vice President

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

BNP PARIBAS, as a Documentation Agent and as a Lender
By:	/s/ Pierre-Nicholas Rogers
	Name:	Pierre-Nicholas Rogers
	Title:	Managing Director

By:	/s/ Jamie Dillon
	Name:	Jamie Dillon
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc , as a Documentation Agent and as a Lender
By:	/s/ Paul McDonagh
	Name:	Paul McDonagh
	Title:	Managing Director

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Trond Rokholt
	Name:	Trond Rokholt
	Title:	Managing Director

By:	/s/ Steven Silverstein
	Name:	Steven Silverstein
	Title:	Vice President

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch), as a Lender
By:	/s/ Thomas Cantello
	Name:	Thomas Cantello
	Title:	Vice President

By:	/s/ James Neira
	Name:	James Neira
	Title:	Associate

BARCLAYS BANK plc, as a Lender
By:
Name:
Title:

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ Bertrand Cord'homme
	Name:	Bertrand Cord'homme
	Title:	Director

By:	/s/ Michael Willis
	Name:	Michael Willis
	Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ W.J. Bowne
	Name:	W.J. Bowne
	Title:	Managing Director

REGIONS BANK, as a Lender
By:	/s/ Keith S. Page
	Name:	Keith S. Page
	Title:	Senior Vice President

ALLIED IRISH BANK, PLC, as a Lender
By:	/s/ Shreya Shah
	Name:	Shreya Shah
	Title:	Vice President

By:	/s/ Gregory J. Wiske
	Name:	Gregory J. Wiske
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Paul H. Theiss
	Name:	Paul H. Theiss
	Title:	Vice President

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

STANDARD CHARTERED BANK, as a Lender
By:	/s/ Frieda Youlios
	Name:	Frieda Youlios
	Title:	Vice President

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation Credit Risk Control Standard Chartered Bank N.Y.

ABU DHABI INTERNATIONAL BANK INC, as a Lender
By:	/s/ David J. Young
	Name:	David J. Young
	Title:	Vice President

By:	/s/ Nagy S. Kolta
	Name:	Nagy S. Kolta
	Title:	Executive Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jill S. Vaughan
	Name:	Jill S. Vaughan
	Title:	Senior Vice President

BANK OF NEW YORK, as a Lender
By:	/s/ Kevin Higgins
	Name:	Kevin Higgins
	Title:	Vice President

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

CAPITAL ONE, N.A., as a Lender
By:	/s/ Debra Halling
	Name:	Debra Halling
	Title:	Senior Vice President

WOODFOREST NATIONAL BANK, as a Lender
By:	/s/ Dan E. Hauser
	Name:	Dan E. Hauser
	Title:	President

Signature Page to Waiver No. 4 to
Chicago Bridge & Iron Company N.V. et al
Amended and Restated Credit Agreement dated as of May 12, 2005

REAFFIRMATION
     Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Waiver No. 4 in connection with that certain Amended and Restated Credit Agreement dated as of May 12, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Chicago Bridge and Iron Company N.V. (the “Company”), certain Subsidiaries of the Company party thereto as Borrowers (the “Subsidiary Borrowers”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as Administrative Agent (the “Administrative Agent”) under the Credit Agreement and the lenders party to said Credit Agreement, which Waiver No. 4 is dated as of May 31, 2006 (the “Waiver”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Waiver and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Waiver and as the same may from time to time hereafter be amended, modified or restated.
[signature pages follow]

CHICAGO BRIDGE & IRON COMPANY N.V.

By:	/s/ Philip K. Asherman
Name: Philip K. Asherman
Title: Authorized Signer
CHICAGO BRIDGE & IRON COMPANY
a Delaware corporation

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer
CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer
CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CB&I CONSTRUCTORS, INC.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer

CBI SERVICES, INC.

By:	/s/ Terrence G. Browne
Name: Terrence G. Browne
Title: Treasurer
CHICAGO BRIDGE & IRON COMPANY
an Illinois corporation

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer
HORTON CBI, LIMITED

By:	/s/ James W. House
Name: James W. House
Title: Treasurer
CBI VENEZOLANA, S.A.

By:	/s/ Orlando Gomes
Name: Orlando Gomes
Title: Treasurer
CBI EASTERN ANSTALT

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Director
CBI CONSTRUCTORS PTY, LTD.

By:	/s/ Ross Adame
Name: Ross Adame
Title: Director

LEALAND FINANCE COMPANY B.V.

By:	/s/ Peter K. Bennet
Name: Peter K. Bennett
Title: Managing Director
CB&I (EUROPE) B.V.

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Director
ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Harold Paul Mercer
Name: Harold Paul Mercer
Title: Director
ASIA PACIFIC SUPPLY CO.

By:	/s/ Timothy J. Moran
Name: Timothy J. Moran
Title: Treasurer
CBI COMPANY LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CBI CONSTRUCCIONES S.A.

By:	/s/ Jose Manuel Tappata
Name: Jose Manuel Tappata
Title: Director

CBI CONSTRUCTORS LIMITED

By:	/s/ Peter K. Bennett
Name: Peter K. Bennett
Title: Director
CBI HOLDINGS (U.K.) LIMITED

By:	/s/ Timothy J. Moran
Name: Timothy J. Moran
Title: Director
CBI OVERSEAS, LLC

By:	/s/ Peter Han
Name: Peter Han
Title: Group Vice President
CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Vice President and Treasurer
CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Philip K. Asherman
Name: Philip K. Asherman
Title: Managing Director
CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Philip K. Asherman
Name: Philip K. Asherman
Title: Managing Director

CMP HOLDINGS B.V.

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Director
PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Harold Paul Mercer
Name: Harold Paul Mercer
Title: Director
HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President
HOWE-BAKER ENGINEERS, LTD.
By and through its General Partner,
Howe-Baker Management, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President
HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President
HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President
HBI HOLDINGS, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luke V. Scorsone
Name: Luke V. Scorsone
Title: President
MATRIX ENGINEERING, LTD.

By:	/s/ Scott T. Baker
Name: Scott T. Baker
Title: President
HOWE-BAKER INTERNATIONAL MANAGEMENT, L.L.C.

By:	/s/ Scott T. Baker
Name: Scott T. Baker
Title: President
A&B BUILDERS, LTD.

By:	/s/ James D. Gibson
Name: James D. Gibson
Title: President
MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Dennis C. Planic
Name: Dennis C. Planic
Title: Vice President — Finance, Treasurer and CFO
SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Treasurer
CB&I (NIGERIA) LIMITED

By:	/s/ Peter R. Rano
Name: Peter R. Rano
Title: Director

CHICAGO BRIDGE & IRON (ESPANA) S.A.

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Director
CBI (PHILLIPINES), INC.

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Treasurer
CB&I JOHN BROWN LIMITED

By:	/s/ Colin L. Astin
Name: Colin L. Astin
Title: Director
MORSE CONSTRUCTION GROUP, INC.

By:	/s/ Terrence G. Browne
Name: Terrence G. Browne
Title: Treasurer
CBI HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ Raymond Buckley
Name: Raymond Buckley
Title: Director
CBI LUXEMBOURG S.A.R.L.

By:	/s/ Timothy J. Moran
Name: Timothy J. Moran
Title: Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Alan R. Black
Name: Alan R. Black
Title: Managing Director
CBI AMERICAS, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer
WOODLANDS INTERNATIONAL INSURANCE COMPANY LIMITED

By:	/s/ Robert Havlick
Name: Robert Havlick
Title: Director
OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer